Note 10 - Financial Instruments (Details Textual) $ in Thousands	Jun. 30, 2019 USD ($)	Dec. 31, 2018 USD ($)
Long-term Debt, Fair Value	$ 40,030
Difference Between Fair Value and Carrying Value	(170)
Long-term Debt, Total	$ 40,200
Interest Rate Swap [Member]
Derivative, Number of Instruments Held, Total		1
Derivative, Notional Amount		$ 10,000